                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[x]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                             JPS Packaging Company
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

JPS Packaging Company 4200 Somerset Drive, Suite 208 Prairie Village, KS 66208

                               ----------------

      NOTICE OF ANNUAL MEETING OF STOCKHOLDERS To Be Held April 17, 2000

TO ALL STOCKHOLDERS:

   Notice is hereby given that the Annual Meeting of Stockholders (the "Annual Meeting") of JPS Packaging Company, a Delaware corporation (the "Company"), will be held on Monday, April 17, 2000, at 10:00 a.m. (local time), at the Company's San Leandro facility located at 2540 Alvarado Street, San Leandro, California, 94577, for the following purposes:

     1) To elect the members of the Board of Directors for the ensuing year or until their successors are duly elected and qualified;

     2) To consider and approve the appointment of KPMG LLP as independent auditors of the Company for 2000; and

     3) To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

   The Board of Directors has fixed the close of business on February 25, 2000, as the record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments or postponements thereof.
                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          N. Brian Stevenson
                                          Chief Executive Officer

Date: March 15, 2000


                            YOUR VOTE IS IMPORTANT

    You are urged to sign, date and mail your proxy even though you may plan to attend the Annual Meeting. No postage is required if mailed in the United States. If you attend the Annual Meeting, you may vote by proxy or you may withdraw your proxy and vote in person. By returning your proxy promptly, a quorum will be better assured at the Annual Meeting, which will prevent follow-up costs and delays.

                             JPS Packaging Company
                        4200 Somerset Drive, Suite 208
                           Prairie Village, KS 66208

                               ----------------

                                PROXY STATEMENT
                                March 15, 2000

                               ----------------

   The proposals in the accompanying form of proxy (the "Proxy") are solicited by the Board of Directors of JPS Packaging Company, a Delaware corporation (the "Company"), for use at its Annual Meeting of Stockholders (the "Annual Meeting") to be held on Monday, April 17, 2000 at 10:00 a.m. (local time), at the Company's San Leandro facility located at 2450 Alvarado Street, San Leandro, California, 94577, and any adjournments or postponements thereof. Shares represented by properly executed Proxies received prior to the Annual Meeting will be voted at the Annual Meeting in accordance with instructions thereon with respect to the proposals described in this Proxy Statement.

   If a Proxy is signed and returned and no instructions are given on the Proxy card with respect to the matters to be acted upon, the shares represented by such Proxy will be voted for the election of the nominees for Director as designated below and for approval of the appointment of KPMG LLP as the independent auditor of the Company.

   Any Stockholder giving a Proxy has the power to revoke it at any time before it is exercised by giving written notice of revocation or a properly executed Proxy bearing a later date to the corporate secretary of the Company. A Proxy may also be revoked by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute the revocation of a Proxy.

   The Company will bear all the costs of solicitation of Proxies. In addition to solicitation by mail, Proxies may be solicited in person or by telephone by officers of the Company, and the Company may reimburse brokers or other persons holding stock in their names or in the name of nominees for their expenses in sending proxy soliciting material to beneficial owners. This Proxy Statement and the accompanying form of Proxy are first being mailed or given to stockholders on or about March 15, 2000.

   Only stockholders of record at the close of business on February 25, 2000 (the "Record Date") will be entitled to notice of, and to vote at, the Annual Meeting. On the Record Date, the Company had 5,555,205 shares of common stock issued, outstanding and entitled to vote. Each issued and outstanding share of common stock is entitled to one vote on each matter to be voted on at the Annual Meeting.

   The Bylaws of the Company require that a majority of the votes of the shares of common stock issued, outstanding and entitled to vote at the Annual Meeting be present in person or represented by Proxy at the Annual Meeting in order to constitute a quorum for the transaction of business thereat. Provided a quorum is present, the affirmative vote of a plurality of the issued and outstanding shares of voting common stock is required for the election of each nominee for Director, and the affirmative vote of a majority of the issued and outstanding shares of voting common stock is required for approval of the appointment of the independent auditors. For purposes of determining the outcome of the votes on these matters, an instruction to "abstain" from voting on a proposal will be treated as shares present and entitled to vote, and will have the same effect as a vote against a proposal. "Broker non-votes", which occur when brokers are prohibited from exercising discretionary voting authority for beneficial owners who have not provided voting instructions, are not counted for the purpose of determining the number of shares present in person or represented by proxy on a voting matter and have no effect on the outcome of the vote.

   Management of the Company does not intend to present any matter at the Annual Meeting except as indicated in the accompanying notice of Annual Meeting of Stockholders. Should any other matters properly come before the Annual Meeting, it is intended that the persons named in the accompanying form of Proxy, or their substitutes, will vote the Proxy in accordance with their judgment of the best interests of the Company on such matters.

Security Ownership of Certain Beneficial Owners and Management

   The following table sets forth with respect to the Company's common stock as of December 31, 1999: (i) the only persons known to be beneficial owners of more than five percent of the Company's voting common stock; (ii) the number of shares beneficially owned by each current Director and nominee; (iii) the number of shares beneficially owned by the executive officer named in the "Summary Compensation Table" set forth herein; and (iv) the number of shares beneficially owned by all Directors and executive officers as a group.

                                               Amount and Nature of   Percent
Name and Address of Beneficial Owner         Beneficial Ownership (1) of Class
------------------------------------         ------------------------ --------
G. Kenneth Baum ............................        1,866,137(2)(3)     32.9%
120 West 12th Street
Kansas City, MO 64105
William D. Thomas ..........................        1,698,930(3)(4)     29.9%
120 West 12th Street
Kansas City, MO 64105
George K. Baum Group, Inc.
120 West 12th Street .......................        1,488,100(5)        26.2%
Kansas City, MO 64105
Forum Capital Partners......................          734,000(6)        12.9%
One Oxford Centre, Suite 3950
Pittsburgh, PA 15219
D. Patrick Curran...........................          206,280(7)         3.6%
N. Brian Stevenson..........................           74,073(8)         1.3%
John T. Carper..............................           68,507(9)         1.2
Leo Benatar.................................           47,000(10)          *
Edwin W. Stranberg..........................           19,035(11)          *
Charles A. Sullivan.........................           11,230(12)          *
A. Lawrence Walton..........................            8,260(13)          *
Directors and Executive Officers as a Group
 (9 Persons)................................        2,511,352           44.2%

--------
*Percentages do not exceed one percent of the issued and outstanding shares of common stock.
(1) Calculated in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. Nature of beneficial ownership of securities is direct unless indicated otherwise by footnote. Beneficial ownership as shown in the table arises from sole voting power and sole investment power unless otherwise indicated by footnote.
(2) Includes 371,787 shares held indirectly by Mr. Baum, as trustee of a revocable trust established by him, and 5,625 shares issuable pursuant to options, which are currently exercisable by Mr. Baum.
(3) Includes 1,488,100 shares owned by George K. Baum Group, Inc. ("Group"). Mr. Baum and Mr. Thomas are each officers and directors and have shared voting and investment power over these shares. Mr. Baum is also a shareholder of Group.

(4) Includes 151,105 shares held by Mr. Thomas as trustee of a revocable trust established by him, 50,000 shares held by his spouse as trustee of a revocable trust established by her, 4,100 shares held by his spouse as custodian for their children, in which he disclaims beneficial ownership and 5,625 shares issuable pursuant to options which are currently exercisable by Mr. Thomas.
(5) Excludes shares owned by officers and employees of Group and its subsidiaries.
(6) The ownership reported is based upon the amended Schedule 13G as filed with the Securities and Exchange Commission, dated September 8, 1999.
(7) Includes 5,625 shares issuable pursuant to options which are currently exercisable by Mr. Curran.
(8) Includes 31,500 shares held directly by Mr. Stevenson, 2,000 shares held by his spouse, 573 shares indirectly held in his account in the Company's 401(k) Plan and 40,000 shares issuable pursuant to options which are currently exercisable by Mr. Stevenson.
(9) Includes 39,862 shares held directly by Mr. Carper, 13,200 shares held by his spouse, and 3,900 shares held indirectly by Mr. Carper, as trustee of an irrevocable trust, 545 shares held in his account in the Company's 401(k) Plan and 11,000 shares issuable pursuant to options which are currently exercisable by Mr. Carper.
(10) Includes 11,000 shares held directly by Mr. Benatar and 36,000 shares issuable pursuant to options which are currently exercisable by Mr. Benatar.
(11) Includes 1,035 shares indirectly held in his account in the Company's 401(k) Plan and 8,000 shares issuable pursuant to options which are currently exercisable by Mr. Stranberg.
(12) Includes 5,625 shares issuable pursuant to options which are currently exercisable by Mr. Sullivan.
(13) Includes 632 shares indirectly held in his account in the Company's 401(k) Plan and 6,000 shares issuable pursuant to options which are currently exercisable by Mr. Walton.

                                 PROPOSAL ONE:
                             ELECTION OF DIRECTORS

   The number of Directors constituting the Board of Directors has been fixed at seven. The shares represented by the enclosed Proxy will be voted, unless otherwise indicated, for the election of all seven nominees for Director named below. The Directors elected at the Annual Meeting will serve for one year or until their successors are duly elected and qualified. In the unanticipated event that any nominee for Director should become unavailable, the Board of Directors, at its discretion, may designate a substitute nominee, in which event such shares will be voted for such substitute nominee.

            MANAGEMENT RECOMMENDS A VOTE "FOR" THE ELECTION OF THE
                   SEVEN NOMINEES FOR DIRECTOR NAMED BELOW.

Name of Nominee for    Director         Principal Occupation for Last Five
      Director          Since   Age           Years and Directorships
-------------------    -------- --- -------------------------------------------
G. Kenneth Baum (1)...   1998    69 Chairman of the Board of George K. Baum
                                    Group, Inc., an investment company in
                                    Kansas City, Missouri, since May 1994.
                                    Chairman of the Board of George K. Baum &
                                    Company, an investment banking firm, from
                                    April 1982 until May 1994. Mr. Baum is also
                                    a Director of H&R Block, Inc. and
                                    Interstate Bakeries Corporation.
Leo Benatar (1).......   1998    70 Chairman of the Board of the Company since
                                    August 1998. Associated consultant for A.
                                    T. Kearney, Inc. and Principal of Benatar &
                                    Associates from June 1996 to present.
                                    Chairman of the Board

Name of Nominee for      Director         Principal Occupation for Last Five
      Director            Since   Age           Years and Directorships
-------------------      -------- --- -------------------------------------------
                                      of Engraph, Inc. (a subsidiary of Sonoco
                                      Products Company) and Senior Vice President
                                      of Sonoco Products Company from October
                                      1993 until May 1996. Chairman and Chief
                                      Executive Officer of Engraph, Inc. from
                                      1981 until October 1993. Mr. Benatar is a
                                      Director of Interstate Bakeries
                                      Corporation, Johns Manville Corporation,
                                      Mohawk Industries, Inc., PAXAR Corporation,
                                      and Aaron Rents, Inc. and was the Chairman
                                      and a Director of the Federal Reserve Bank
                                      of Atlanta until January 1996.
John T. Carper..........   1998    48 President of the Company since March 1998
                                      and Chief Financial Officer since November
                                      1998. Senior Vice President of Finance and
                                      Chief Financial Officer of Sealright Co.,
                                      Inc. from May 1996 to June 1998. From May
                                      1994 to June 1996, Mr. Carper was Vice
                                      President--Finance and Chief Financial
                                      Officer of Sealright Co., Inc. From July
                                      1989 to May 1994, he was a partner with
                                      KPMG LLP, independent public accountants.
D. Patrick Curran (2)...   1998    55 Chairman of the Board and President of
                                      Curran Companies, a manufacturer and
                                      supplier of specialty chemicals, since
                                      August 1979. Mr. Curran is also a Director
                                      of Applebee's International, Inc.
N. Brian Stevenson......   1998    55 Chief Executive Officer of the Company
                                      since September 1998. Executive Vice
                                      President and Chief Operating Officer of
                                      Huntsman Packaging Corporation from January
                                      1992 to September 1998.
Charles A. Sullivan.....   1998    64 Chairman of the Board of Interstate
                                      Bakeries Corporation since May 1991.
                                      President and Chief Executive Officer of
                                      Interstate Business Corporation since March
                                      1989. Mr. Sullivan is a Director of UMB
                                      Bank, n.a. and The Andersons, Inc.
William D. Thomas (1)      1998    56 Senior Managing Director of George K. Baum
 (2)....................              Merchant Banc, LLC. since May 1996.
                                      President of George K. Baum Group, Inc.
                                      since May 1994. Vice Chairman of George K.
                                      Baum & Company from June 1991 until May
                                      1994.

--------
(1) Member of the Compensation Committee.
(2) Member of the Audit Committee.

Board Committees and Director Meetings

   The Board of Directors of the Company held five meetings during 1999. No Director standing for election at the Annual Meeting attended fewer than 75% of the total number of meetings of the Board of Directors and the committees of the Board on which he served during 1999.

   The Compensation Committee held one meeting during 1999. The primary function of the Committee is the administration of the Company's overall compensation program, including the JPS Packaging Long-Term Compensation Plan (the "Long-Term Plan").

   The Audit Committee held one meeting during 1999. The functions performed by the Audit Committee are the review of significant financial information of the Company, ascertainment of the existence of an effective accounting and internal control system, oversight of the audit function and recommendation of the appointment of the independent public accountants of the Company.

   The Company does not have a standing Nominating Committee.

Compensation of Directors

   Each non-officer Director is paid $5,000 annually, plus $500 for each meeting of the Board of Directors and $500 for each meeting of its committees which he attends. During the fiscal year 1999, the Company paid a total of $31,000 in Directors' fees. Mr. Benatar, Mr. Stevenson, and Mr. Carper do not receive any fees for attendance at the meetings.

Compensation Committee Interlocks

   The Compensation Committee consists of G. Kenneth Baum, Leo Benatar and William D. Thomas. There are no Compensation Committee interlocks with other companies.

                              EXECUTIVE OFFICERS

   In addition to those executive officers listed in the foregoing table of director nominees, the Company's other executive officers as of March 15, 2000 are as follows:

Name of Non-Director
Executive Officers        Age     Principal Occupation for Last Five Years
--------------------      --- ------------------------------------------------
Edwin W. Stranberg.......  49 Senior Vice President of Operations of the
                              Company since November 1998. From January 1992
                              to November 1998, Mr. Stranberg was Vice
                              President of Huntsman Packaging Corporation.
A. Lawrence Walton.......  55 Senior Vice President of Business Development
                              and Marketing of the Company since September
                              1998. From July 1998 to September 1998, Mr.
                              Walton was Vice President of Sales of the
                              Company. From September 1996 to June 1998, he
                              was Vice President of Food and Beverage Sales,
                              Sealright Co., Inc. From February 1996 to August
                              1996, he was Vice President of Research and
                              Development of Sealright Co., Inc. Mr. Walton
                              was Vice President, Marketing and Technical
                              Services of the San Leandro facility of the
                              Company from June 1994 to February 1996. From
                              July 1991 to June 1994, he was Vice President of
                              Marketing and Sales of Glenroy, Inc., a flexible
                              packaging company.
Rick Merical.............  45 Vice President and Western Regional Manager of
                              the Company since August 1999. From August 1993
                              to August 1999, Mr. Merical was Vice President
                              of Huntsman Packaging Corporation.

SUMMARY COMPENSATION TABLE

   The following table provides certain summary information concerning compensation paid or accrued by the Company to or on behalf of the Company's Chief Executive Officer and of each of the Company's three other most highly compensated executive officers whose remuneration for the year ended December 31, 1999, exceeded $100,000 (collectively, the "Named Executive Officers") for services to the Company.

                 ANNUAL COMPENSATION                           LONG-TERM COMPENSATION
------------------------------------------------------- -------------------------------------
                                                               AWARDS             PAYOUTS
                                                        --------------------- ---------------
                                                 OTHER                                  ALL
                                                ANNUAL  RESTRICTED SECURITIES          OTHER
                                                COMPEN-   STOCK    UNDERLYING  LTIP   COMPEN-
NAME AND PRINCIPAL              SALARY   BONUS  SATION   AWARD(S)   OPTIONS   PAYOUTS SATION
POSITION                  YEAR   ($)      ($)     ($)      ($)        (#)       ($)     ($)
------------------        ---- -------- ------- ------- ---------- ---------- ------- -------
N. Brian Stevenson,
 Chief
 Executive Officer......  1999 $250,000     -0- $5,000     none      25,000    none    none
                          1998 $ 75,592 $75,000 $1,588     none     200,000    none    none
                          1997      n/a     n/a    n/a      n/a         n/a     n/a     n/a

John T. Carper, Presi-
 dent and
 Chief Financial Offi-
  cer...................  1999 $168,000     -0- $4,200     none      10,000    none    none
                          1998 $ 80,669     -0- $  807     none      55,000    none    none
                          1997      n/a     n/a    n/a      n/a         n/a     n/a     n/a

Edwin W. Stranberg, Sen-
 ior
 Vice President, Opera-
  tions.................  1999 $175,000     -0- $3,660     none      10,000    none    none
                          1998 $ 25,240 $40,000    -0-     none      40,000    none    none
                          1997      n/a     n/a    n/a      n/a         n/a     n/a     n/a

A. Lawrence Walton, Sen-
 ior Vice
 President, Business De-
  velopment
 and Marketing..........  1999 $150,000     -0- $3,800     none      10,000    none    none
                          1998 $ 74,484     -0- $  906     none      30,000    none    none
                          1997      n/a     n/a    n/a      n/a         n/a     n/a     n/a

OPTION GRANTS IN LAST FISCAL YEAR

   The following table summarizes options granted during 1999 pursuant to the Long-Term Plan:

                                                                                POTENTIAL REALIZABLE VALUE AT
                                                                                ASSUMED ANNUAL RATES OF STOCK
                                                                                      PRICE APPRECIATION
                                         INDIVIDUAL GRANTS (1)                        FOR OPTION TERM (2)
                          ---------------------------------------------------- --------------------------------
                             NUMBER OF     PERCENT OF
                            SECURITIES    TOTAL OPTIONS
                            UNDERLYING     GRANTED TO   EXERCISE OR
                              OPTIONS     EMPLOYEES IN  BASE PRICE  EXPIRATION                   GRANT DATE
NAME                      GRANTED (#) (3)  FISCAL YEAR    ($/SH)     DATE (4)  5% ($) 10% ($) PRESENT VALUE ($)
----                      --------------- ------------- ----------- ---------- ------ ------- -----------------
N. Brian Stevenson,
 Chief Executive Offi-
 cer....................      25,000           46%         3.00      12-06-09  38,600 77,200        none

John T. Carper, Presi-
 dent and Chief Finan-
 cial Officer...........      10,000           18%         3.00      12-06-09  15,400 30,800        none

Edwin W. Stranberg, Sen-
 ior Vice President, Op-
 erations...............      10,000           18%         3.00      12-06-09  15,400 30,800        none

A. Lawrence Walton, Sen-
 ior Vice President, New
 Business Development
 and Marketing..........      10,000           18%         3.00      12-06-09  15,400 30,800        none

--------
(1) All options were granted with an exercise price equal to the greater of the closing price for the Company's common stock on the date of grant, as reported on the NASDAQ National Market System or $3.00. Except in the event of death, disability or retirement, if any of the named executive officers ceases to be employed by the Company, his options shall terminate immediately. Upon a merger or consolidation in which the Company is not the surviving corporation, all options outstanding shall become vested and exercisable immediately prior to such merger or consolidation.

(2) The potential realized value portion of the table illustrates value that might be realized upon exercise of the options immediately prior to the expiration of their term, assuming the specified compounded rates of application on the Company's Common Stock over the term of the options.
(3) The options granted during the year ended December 31, 1999 are exercisable beginning on the day immediately following the first anniversary of the grant date, with 20% of such option becoming exercisable at that time and with an additional 20% of such options becoming exercisable on the day immediately following each successive anniversary date. Full vesting occurs on the day immediately following the fifth anniversary of the grant date. In the event of a "change in control" (as defined in the optionees' stock option agreements), the options become fully vested.
(4) The options were granted for a term of ten years, require the exercise of 10% of the vested options annually and are subject to earlier termination in certain events related to termination of employment.

Aggregated Option Exercises in Last Fiscal Year and Fiscal Year-End Option
Values

   The following table summarizes the net value realized on the exercise of options in 1999, and the value of the outstanding options at December 31, 1999, for each named Executive Officer.

                                             Number of securities      Value of unexercised
                          Shares            underlying unexercised    in-the-money options at
                         acquired           options at fiscal year-       fiscal year end
                            on     Value            end (#)                   ($) (1)
                         exercise Realized ------------------------- -------------------------
Name                       (#)      ($)    Exercisable Unexercisable Exercisable Unexercisable
----                     -------- -------- ----------- ------------- ----------- -------------
N. Brian Stevenson,
 Chief Executive
 Officer...............    -0-      -0-      40,000       185,000        -0-          -0-

John T. Carper,
 President and Chief
 Financial Officer.....    -0-      -0-      11,000        54,000        -0-          -0-

Ed Stranberg, Senior
 Vice President,
 Operations............    -0-      -0-       8,000        42,000        -0-          -0-

A. Lawrence Walton,
 Senior Vice President,
 New Business
 Development...........    -0-      -0-       6,000        34,000        -0-          -0-

--------
(1) As December 31, 1999, the last reported sale price of the Company's Common Stock, which was reported on the NASDAQ National Market System on December 31, 1999 was $2.97 per share.

JPS Packaging Company Savings Plan

   The JPS Packaging Savings Plan (the "JPS Savings Plan") is a defined contribution plan which is intended to be a 401(k) plan. All employees of the Company not covered by a collective bargaining agreement are eligible for participation in the JPS Savings Plan.

   Participants in the JPS Savings Plan may elect to have up to fifteen percent of their pre-tax compensation (up to a maximum of $10,000 per year) and seven percent of their after-tax compensation contributed to the JPS Savings Plan. For employees who have completed one year of service, the Company will match fifty percent of each participant's pre-tax contribution, but only to the extent that the participant's contribution does not exceed five percent of compensation. Total contributions for a participant are currently limited by Federal law to the lesser of twenty-five percent of such participant's compensation or $30,000 per year. A participant's election deferrals will be vested from the time made. The Company's matching contributions will vest at the rate of twenty percent for each of the participant's first five years of service and will be fully vested after five years of employment or upon retirement, disability or death. In 1999, the Company amended the Plan to direct the Company's matching contribution to be invested in the Company's stock.

   In addition to the Company's matching contributions, the Company may contribute additional amounts determined by the Compensation Committee in its sole discretion, which amounts will be allocated to each participant's account in the proportion that such participant's compensation bears to the total compensation of all participants for that plan year. These additional Company contributions vest in the same manner as the Company matching contributions.

JPS Packaging Long-Term Compensation Plan

   The Long-Term Plan, administered by the Compensation Committee, provides for granting of stock options, restricted stock, performance shares and performance units payable to employees of the Company, including the Company's Directors and executive officers. Under the Long-Term Plan, the Compensation Committee has sole discretion to determine those employees eligible to receive awards and the amount and type of awards. Grants of awards to Directors of the Company must be authorized by the Board of Directors.

   The maximum number of shares of the Company's common stock subject to award will be 550,000. No more than 55,000 shares may be issued pursuant to restricted stock awards under the Long-Term Plan. Terms and conditions will be set forth in written agreements, the terms of which will be consistent with the Long-Term Plan.

   Under the Long-Term Plan, the Compensation Committee is authorized (i) to grant stock options that qualify as "Incentive Stock Options" under Section 422 of the Internal Revenue Code of 1986, as amended, and (ii) to grant stock options that do not so qualify. The option price for any stock options shall not be less than 100% of the fair market value of the Company's common stock on the date of grant. No stock options may be exercised more than ten years after its date of grant. In the case of Incentive Stock Options, the aggregate fair market value of the shares with respect to which options are exercisable for the first time by any recipient during any calendar year cannot, under present tax rules, exceed $100,000. The Compensation Committee has discretion to determine the treatment of awards under the Long-Term Plan in the event of a change in ownership or a change in control of the Company.

Employment Agreements

   Mr. Stevenson entered into an employment agreement with the Company effective September 14, 1998. Under the agreement, Mr. Stevenson is entitled to an annual base salary of $250,000, subject to annual adjustment by the Compensation Committee. Mr. Stevenson is also entitled to receive an annual incentive compensation bonus in an amount up to his annual base salary as determined by the Compensation Committee. Upon commencement of his employment Mr. Stevenson received a bonus of $75,000. Mr. Stevenson was also granted options to purchase 200,000 shares of the Company's common stock which vests over a period of five years from September 14, 1998 (the "Date of Grant"), ten percent of which must be exercised or lost each year over a ten year period, subject to certain restrictions, at an exercise price equal to $4.0625 per share. In addition, Mr. Stevenson will be granted options to purchase 25,000 shares of the Company's common stock in each of the calendar years ending 1999 and 2000, if certain financial targets are met. If Mr. Stevenson's employment is terminated without cause or if he resigns for good reason, he is entitled to receive one year's current base salary in twelve equal payments. All stock options awarded to Mr. Stevenson will vest immediately upon a termination of his employment without cause, due to his disability, his resignation for good reason or upon a change of control (as defined in his employment agreement).

   Mr. Carper entered into an employment agreement with the Company effective July 1, 1998. Under the agreement, Mr. Carper is entitled to an annual base salary of $155,000, subject to annual adjustment by the Compensation Committee. Mr. Carper is also entitled to receive an annual incentive compensation bonus in an amount up to 50% of his annual base salary as determined by the Compensation Committee. Mr. Carper was also granted options to purchase 55,000 shares of the Company's common stock which vests over a period of five years from July 1, 1998 (the "Date of Grant"), ten percent of which must be exercised or lost each year over a ten year period, subject to certain restrictions, at an exercise price equal to $4.00 per share. If Mr. Carper's employment is terminated without cause or if he resigns for good reason, he is entitled to receive one-half of his current base salary in a lump sum payment. All stock options awarded to Mr. Carper will vest immediately upon a termination of his employment without cause, due to his disability, his resignation for good reason or upon a change of control (as defined in his employment agreement).

   Mr. Stranberg entered into an employment agreement with the Company effective November 9, 1998. Under the agreement, Mr. Stranberg is entitled to an annual base salary of $175,000, subject to annual adjustment by the Compensation Committee. Mr. Stranberg is also entitled to receive an annual incentive compensation bonus in an amount up to 50% of his annual base salary as determined by the Compensation Committee. Upon commencement of his employment, Mr. Stranberg received a bonus of $40,000. Mr. Stranberg was also granted options to purchase 40,000 shares of the Company's common stock which vests over a period of five years from December 14, 1998 (the "Date of Grant"), ten percent of which must be exercised or lost each year over a ten year period, subject to certain restrictions, at an exercise price equal to $4.00 per share. In addition, Mr. Stranberg will be granted options to purchase 10,000 shares of the Company's common stock in each of the calendar years ending 1999 and 2000, if certain financial targets are met. If Mr. Stranberg's employment is terminated without cause or if he resigns for good reason, he is entitled to receive one year's current base salary in twelve equal payments. All stock options awarded to Mr. Stranberg will vest immediately upon a termination of his employment without cause, due to his disability, his resignation for good reason or upon a change of control (as defined in his employment agreement).

                         COMPENSATION COMMITTEE REPORT

   The Compensation Committee consists of the Chairman of the Board of Directors and two non-employee Directors. It recommends to the full Board of Directors the compensation of the Chief Executive Officer. The Compensation Committee also approves and monitors the Executive Incentive Plan ("EIP"), Key Management Incentive Plan, Sales Management Incentive Plan and Sales Account Managers Incentive Plan, and it administers the Long-Term Plan. The Compensation Committee's report for fiscal 1999 is set forth below.

Compensation Philosophy

   The Compensation Committee believes that it is in the best interest of the stockholders of the Company to attract, retain and motivate dedicated and talented management personnel by offering a competitive compensation package that maintains an appropriate relationship between compensation and the creation of stockholder value. The general philosophy of the Compensation Committee is to integrate (i) reasonable levels of annual base salary, (ii) annual incentive bonus awards based upon achievement of short-term corporate and individual performance goals such that management compensation levels will be higher in years in which performance goals are achieved or exceeded, and
(iii) equity-based grants to ensure that management has a continuing stake in the long-term success of the Company in return for creating value to its stockholders.

Base Salary

   Base salary ranges are established each year for each executive position based primarily on a review of salaries offered by other manufacturing companies with revenues comparable to the Company for positions with comparable responsibilities. The Compensation Committee may utilize external salary surveys to establish base salaries in reference to comparable manufacturing companies but has not yet undertaken or commissioned such a survey. The Compensation Committee expects executive salaries each year to be based upon job performance and results achieved, potential for future responsibilities, and the overall financial performance of the Company. Based on the above, there were no increases in the base salary of the executives.

Annual Incentive Compensation

   Incentive compensation is based on Company and individual performance, with overall Company financial performance as the team measurement, and quantitative goals as the measurement for individual performance. Earnings before interest, taxes, depreciation and amortization ("EBITDA") is currently used to measure the Company's financial performance. The EIP adopted for 1999 set EBITDA targets which were not achieved, and thus executive bonuses were not paid for 1999.

Equity-Based Grants

   Individual stock options have been granted under the Long-Term Plan to the Chairman of the Board and each of the other executive officers. The selection of the participants, allotment of shares, exercise price, determination of the vesting schedule and other conditions are established by the Compensation Committee. While there is no explicit formula for deciding specific stock option grants, the Chief Executive Officer and other executive officers have been advised that they may receive additional option grants based upon the Company's performance in 2000. In awarding options, the Committee also evaluates the recipient's ability to influence the Company's long-term growth and profitability as well as the number of options previously granted to the recipient.

Chief Executive Officer Compensation

   Mr. Stevenson was employed by the Company effective September 14, 1998, and the terms of his employment agreement were negotiated by the Compensation Committee. Under the terms of his employment agreement, his annual base salary will be reviewed annually and he will participate in the EIP approved by the Compensation Committee. The number of options granted upon commencement of his employment and for the years 1999 and 2000 were set in his employment agreement.

Deductibility of Compensation Expenses

   Under the Omnibus Budget Reconciliation Act of 1993 the Company is not allowed a tax deduction for compensation paid in excess of $1 million to any officer listed in the Summary Compensation Table, subject to certain exceptions. The Committee did not consider this restriction in setting executive compensation because in no case does compensation subject to the limitation paid to any executive approach the $1 million limit.

Summary

   The Compensation Committee believes that the executive officers of the Company are dedicated to achieving significant improvements in long-term financial performance and that the compensation policies and programs contribute to achieving this focus.

   The Compensation Committee Report is submitted by:

                             G. Kenneth Baum
                             Leo Benatar
                             William D. Thomas

                              COMPANY PERFORMANCE

   The following graph shows a comparison of cumulative total returns for the Company as of December 31, 1999, the NASDAQ Composite and an index of peer companies selected by the Company.

 Comparison of Cumulative Total Return for Fiscal Year Ended December 31, 1999
           (JPS Packaging Company, NASDAQ Composite, and Peer Group)
                                  in Dollars

                                   [LINE CHART]
                      JPS Packaging      NASDAQ      Peer Group
---------------------------------------------------------------
     July 1, 1998          100.00         100.00        100.00
December 31, 1998           83.33         117.16         96.36
December 31, 1999           65.97         206.64         79.17

                                                                   December 31,
                                                            July 1 -------------
                                                             1998   1998   1999
                                                            ------ ------ ------
      The Company.......................................... 100.00  83.33  65.97
      NASDAQ............................................... 100.00 117.16 206.64
      Peer Group........................................... 100.00  96.36  79.17

   The total cumulative return on investment (change in the year-end stock price plus dividends reinvested at the ex-dividend date) for the fiscal year ended December 31, 1999 for the Company, the peer group and the NASDAQ Composite is based on the stock prices at the end of the fiscal year 1999, assuming a $100 investment. The graph compares the performance of the Company with that of the NASDAQ Composite and peer companies selected by the Company with the investment weighted at the beginning of the period based on market capitalization.

   The peer group consists of the following companies: Bemis Company, Inc., Sonoco Products Company, Liqui-Box, Inc., and Ivex Packaging Corp. The peer group was approved by the Compensation Committee.

                 CERTAIN RELATIONSHIPS AND OTHER TRANSACTIONS

   The Company's Directors, G. Kenneth Baum and William D. Thomas, have certain affiliations with George K. Baum & Company ("GKB"), one of the Company's financial advisors. Mr. Baum is an employee and Mr. Thomas is a Vice President of GKB, and both Mr. Baum and Mr. Thomas are affiliated with George
K. Baum Group, Inc., which holds 1,488,100 shares of the Company's common stock.

            SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

   Section 16(a) of the Securities Exchange Act of 1934 requires the Company's Directors and executive officers to file with the Securities Exchange Commission ("SEC") and The NASDAQ Stock Market initial reports of ownership and reports of changes in ownership of the Company's common stock and other equity securities. Directors and executive officers are required by SEC regulations to furnish the Company with copies of all Section 16(a) reports they file.

   To the Company's knowledge, based solely on review of the copies of such reports furnished to the Company and written representations that no other reports were required, during 1999 all Section 16(a) filing requirements applicable to its Directors and executive officers were complied with.

                                 PROPOSAL TWO:
                       APPROVAL OF INDEPENDENT AUDITORS

   The Board of Directors has voted to appoint KMPG LLP as independent auditors of the Company for the fiscal year 2000, subject to approval of the stockholders at the Annual Meeting.

   KPMG LLP audited the consolidated financial statements of the Company for the fiscal year 1999. Representatives of KPMG LLP will be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to questions by stockholders. The affirmative vote of a majority of the shares present and entitled to vote at the Annual Meeting is necessary for the approval of the appointment of KPMG LLP as the Company's independent auditors.

            THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS
                  VOTE "FOR" THE APPROVAL OF THE APPOINTMENT.

                               ----------------

                 STOCKHOLDER PROPOSALS FOR 2001 ANNUAL MEETING

   To be considered for inclusion in the Company's next Proxy Statement, Stockholder proposals for the 2001 Annual Meeting of Stockholders of the Company must be received by the corporate secretary in writing at the Company's principal office, 4200 Somerset Drive, Suite 208, Prairie Village, Kansas 66208, no later than December 1, 2000.

                       VOTING PROXIES AND OTHER MATTERS

   Proxies will be voted in accordance with the choices specified on the form of proxy. If no choice is specified, shares will be voted: (i) "FOR" the Director nominees listed on the Proxy and in this Proxy Statement, and (ii) "FOR" the appointment of KPMG LLP as independent auditors of the Company for the fiscal year 2000.

   Management of the Company does not intend to present any business to the stockholders at the Annual Meeting except as indicated herein and presently knows of no other business to be presented at the Annual Meeting. Should any other business come before the Annual Meeting, the persons named in the accompanying form of Proxy will vote the Proxy in accordance with their judgment of the best interests of the Company on such matters.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          N. Brian Stevenson
                                          Chief Executive Officer

March 15, 2000

                             JPS PACKAGING COMPANY
                        ANNUAL MEETING OF STOCKHOLDERS
                                APRIL 17, 2000

THIS PROXY AND EACH OF THE PROPOSALS ARE SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

     The undersigned hereby appoints N. Brian Stevenson and John T. Carper, jointly and individually, as Proxies, each with full power of substitution, and hereby authorized them to represent and to vote, as designed below, all the shares of common stock of JPS Packaging Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders to be held on April 17, 2000, or any adjournments or postponements thereof.

1.   ELECTION OF DIRECTORS

[ ]  FOR ALL NOMINEES LISTED BELOW
            (except as marked to the contrary below)

[ ]  WITHHOLD AUTHORITY
            (to vote for all nominees listed below)

     (INSTRUCTIONS: To withhold authority to vote for an individual nominee strike a line through the nominee's name.)

     G. Kenneth Baum    Leo Benatar          N. Brian Stevenson   John T. Carper
     D. Patrick Curran  Charles A. Sullivan  William D. Thomas

2. APPOINTMENT OF KPMG LLP AS INDEPENDENT AUDITORS OF THE COMPANY FOR THE FISCAL YEAR 2000.

     [ ] FOR       [ ] AGAINST       [ ] ABSTAIN

3. In their discretion, the Proxies authorized to vote upon such other business as may properly come before the Annual Meeting.

                  SEE REVERSE SIDE FOR MATTERS TO BE VOTED ON.

     THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. NONE OF THE PROPOSALS ARE RELATED TO OR CONDITIONED ON THE APPROVAL OF ANY OTHER PROPOSAL. IF NO DIRECTION IS GIVEN, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR AND "FOR" PROPOSAL 2.

     Please mark, date, sign and return this Proxy card by mail in the enclosed, postage prepaid envelope.

                              DATED: __________________________________


                              _________________________________________
                                     Signature


                              _________________________________________
                                     Signature


(Please sign exactly as name appears on stock certificate. Where stock is registered jointly, all owners must sign. Corporate owners should sign full corporate name by an authorized person. Executors, administrators, trustees or guardians should indicate their status when signing.)